Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

NOTE 22—INCOME TAXES

The provision (benefit) for income taxes consisted of (in thousands):

	12/31/2012	12/31/2011
Current
Federal	$—	$—
State	—	—

	—	—
Deferred
Federal	$(14,377)	$(9,474)
State	(2,391)	(1,575)

	(16,768)	(11,049)
Valuation allowance increase	$16,729	11,049

Benefit for income taxes	$(39)	$—

The Company’s actual provision (benefit) for income taxes from continuing operations differ from the Federal expected income tax provision as follows (in thousands):

	2012		2011
	Amount	Rate	Amount	Rate
Tax Benefit at statutory rate	$(15,636)	35.00%	$(13,719)	35.00%
Increase (decrease) in taxes resulting from:
State tax (net of federal benefit)	(1,555)	3.48	(1,045)	2.67
Pre-conversion loss	—	—	678	(1.73)
Pre-conversion deferred tax asset	—	—	223	(0.57)
Other	423	(0.94)	14	(0.04)
Department of Justice settlement	—	—	2,800	(7.14)
Valuation allowance increase	16,729	(37.45)	11,049	(28.19)

Benefit for income taxes	$(39)	0.09%	$—	0.00%

On February 3, 2011, the Company converted from a Florida limited liability company to a Florida corporation (the “conversion”). Prior to the conversion the company was treated as a partnership for federal and state income tax purposes. As a partnership our taxable income and losses were attributed to our members, and accordingly, no provision or liability for income taxes was reflected in the accompanying consolidated financial statements for periods prior to the conversion.

As a result of the conversion of the Company from a partnership to a corporation, the company recorded a one-time deferred tax liability of approximately $4.5 million for the federal and state tax effects of cumulative differences between financial and tax reporting which existed at the time of the conversion. Pursuant to ASC 740 these deferred taxes were recorded in income tax expense for the year ending December 31, 2011.

Following the conversion and prior to the initial public offering, one of the founding members entered into a reorganization that allowed the Company to assume the corporate shareholder’s tax attributes. These tax attributes include approximately $11.2 million of net operating loss carryovers (“NOLs”). Accordingly, the Company recorded a one-time deferred tax asset of approximately $4.3 million related to these tax attributes and this amount was recorded as an income tax benefit. The utilization of the acquired NOLs is subject to an annual limitation based on the value of the Company at the time they were acquired. These NOLs expire starting in 2028.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and tax liabilities were (in thousands):

	December 31, 2012	December 31, 2011
Deferred tax assets:
Federal and State net operating loss carryforward	$25,454	$13,488
Allowance for doubtful accounts	1,969	3,362
Unrealized loss on available for sale investment securities	—	25
Unrealized loss on life and structured settlements, net	1,813	—
Litigation reserves	2,324	68
Other	693	704

Total gross deferred tax assets	32,253	17,647
Less valuation allowance	(27,803)	(11,074)

Total deferred tax assets	4,450	6,573
Deferred tax liabilities:
Unrealized gains on life and structured settlements	—	5,075
Gain on structured settlements deferred for tax purposes	4,436	1,498
Unrealized gain on available for sale investment securities	14	—
Other	—	—

Total gross deferred tax liabilities	4,450	6,573

Total net deferred tax asset (liability)	$—	$—

The Company evaluates its deferred tax assets to determine if valuation allowances are required. In its evaluation, management considers taxable loss carryback availability, expectations of sufficient future taxable income, trends in earnings, existence of taxable income in recent years, the future reversal of temporary differences, and available tax planning strategies that could be implemented, if required. Valuation allowances are established based on the consideration of all available evidence using a more likely than not standard. Based on the Company’s evaluation, a full deferred tax valuation allowance was established against its net deferred tax assets as of December 31, 2012 and 2011. This valuation allowance was recognized as a charge to income tax expense. If the valuation allowance is reduced or eliminated, future tax benefits will be recognized as a reduction to income tax expense that will have a positive non-cash impact on net income and stockholders’ equity. The Company’s deferred tax asset valuation allowance would be reversed if and when it becomes more likely than not that the Company will generate sufficient taxable income in the future to utilize the tax benefits of the related deferred tax assets.

Generally, the amount of tax expense or benefit allocated to continuing operations is determined without regard to the tax effects of other categories of income or loss, such as other comprehensive income. However, an exception to the general rule is provided when, in the presence of a valuation allowance against deferred tax assets, there is a pretax loss from continuing operations and pretax income from other categories. In such instances, income from other categories must offset the current loss from operations, the tax benefit of such offset being reflected in continuing operations. For the period ended December 31, 2012 we reduced our deferred tax valuation allowance from continuing operations by $39,000 to reflect the future taxable income associated with unrealized gains in accumulated other comprehensive income.

The Federal and state NOL generated by the Company since its conversion to a corporation was approximately $54.8 million which expire beginning in 2031.

The Company’s income tax returns for all years are subject to examination. Various state jurisdiction tax years remain open to examination.

In February of 2013, the Company was notified by the Internal Revenue Service of its intention to examine the Company’s partnership return for the year ended December 31, 2010. Audit field work for this examination has not been scheduled.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense.

A reconciliation of the total amounts of unrecognized benefits at the beginning and end of the period was as follows (in thousands):

	December 31, 2012	December 31, 2011
Balance as of beginning of period	$6,295	$—
Additions based on tax positions taken in the current year	—	6,295
Reductions of tax positions for prior years	—	—

Balance as of end of period	$6,295	$6,295

The recognition of the unrecognized tax benefits would result in a 0% decrease in the Company’s effective tax rate.